UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                            SCHEDULE 14C INFORMATION

 INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

Check the appropriate box:

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[]   Confidential, for Use of the Commission only (as permitted by Rule
     14c-5(d)(2))

[]   Definitive Information Statement.

                        The Advisors' Inner Circle Fund
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                  (Name of Registrant as Specified In Charter)
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     (1)  Title of each class of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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


                        THE ADVISORS' INNER CIRCLE FUND

                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
                     CORNERSTONE ADVISORS REAL ASSETS FUND

                             INFORMATION STATEMENT

                                     [DATE]

This information statement (the "Information Statement") is being furnished to the shareholders of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and the Cornerstone Advisors Real Assets Fund (each a "Fund" and together, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"). This is a joint information statement for multiple series of the Trust. You may not own shares of all Funds included in this Information Statement.

This Information Statement relates to the approval by the Board of Trustees (the "Board") of the new sub-advisory agreements (the "New Sub-Advisory Agreements") between Cornerstone Advisors, Inc. ("Cornerstone"), the investment adviser to the Funds, and certain sub-advisers (each, a "Sub-Adviser" and together, the "Sub-Advisers"), pursuant to which each such Sub-Adviser serves as investment sub-adviser to a Fund, as set forth in the following table:

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SUB-ADVISER                                            FUND
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Acadian Asset Management LLC ("Acadian")               Global Public Equity Fund
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Allianz Global Investors U.S. LLC ("AllianzGI US")     Global Public Equity Fund
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AlphaSimplex Group, LLC ("AlphaSimplex")               Public Alternatives Fund
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BlackRock Financial Management, Inc. ("BlackRock")     Real Assets Fund
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ClariVest Asset Management LLC ("ClariVest")           Public Alternatives Fund
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Cramer Rosenthal McGlynn LLC ("CRM")                   Global Public Equity Fund
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Driehaus Capital Management LLC ("Driehaus")           Global Public Equity Fund
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Fairpointe Capital LLC ("Fairpointe")                  Global Public Equity Fund
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Harris Associates L.P. ("Harris")                      Global Public Equity Fund
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Kayne Anderson Capital Advisors, L.P. ("KACALP")       Real Assets Fund
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LSV Asset Management ("LSV")                           Global Public Equity Fund
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Marsico Capital Management, LLC ("Marsico")            Global Public Equity Fund
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Numeric Investors LLC ("Numeric")                      Global Public Equity Fund
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OFI SteelPath, Inc. ("OFI SteelPath")                  Income Opportunities Fund
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Parametric Portfolio Associates LLC ("Parametric")     Global Public Equity Fund
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Phocas Financial Corporation ("Phocas")                Global Public Equity Fund
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Strategic Income Management, LLC ("SiM")               Income Opportunities Fund
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Thornburg Investment Management Inc ("TIM")            Global Public Equity Fund
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Turner Investments, L.P. ("Turner")                    Global Public Equity Fund
                                                       Public Alternatives Fund
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The U.S. Securities and Exchange Commission (the "SEC") has issued an exemptive order that permits Cornerstone to enter into and materially amend sub-advisory agreements with the approval of the Board, but WITHOUT obtaining shareholder approval. A condition of this order requires Cornerstone to furnish shareholders with information about the Sub-Advisers and the Sub-Advisory Agreements.



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

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY

This Information Statement is available at www.[____].com and will remain available until [____].

A paper or email copy of this Information Statement is available, free of charge, by contacting the Funds by telephone at 1-888-762-1442 or by mail at:
Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009

INTRODUCTION

Cornerstone is the Funds' investment adviser. Pursuant to the terms of an exemptive order granted to Cornerstone by the SEC on February 11, 2014 (the "Exemptive Order"), Cornerstone employs a so-called "manager of managers" arrangement in managing the Funds. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The Exemptive Order exempts Cornerstone and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Cornerstone, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Funds without a shareholder vote.

TERMINATION OF THE PRIOR SUB-ADVISORY AGREEMENTS

In 2013, Bob Trenner, co-founder and Chairman of the Board of Cornerstone, entered into an agreement with Cornerstone in connection with a multi-part transition pursuant to which Cornerstone purchased from Mr. Trenner a specified amount of the outstanding shares of Cornerstone (the "Transaction"). The Transaction closed on December 31, 2013 (the "Closing"). Immediately prior to the Closing, Mr. Trenner owned approximately 37.6% of Cornerstone's outstanding voting securities. Immediately after the Closing, Mr. Trenner owned approximately 20% of Cornerstone's outstanding voting securities, effectively terminating Mr. Trenner's controlling interest in Cornerstone.

The Transaction may have been considered to have caused a change in control of Cornerstone under the Investment Company Act of 1940, as amended (the "1940 Act"), resulting in the assignment, and automatic termination, of the investment sub-advisory agreements between Cornerstone and each of the Sub-Advisers with respect to the Funds (the "Prior Sub-Advisory
Agreements").(1) Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned.

BOARD APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS

At a quarterly in-person meeting held on November 19, 2013 (the "November 2013 Meeting"), the Board approved: (i) new investment sub-advisory agreements between each Sub-Adviser and Cornerstone that would become effective upon the effectiveness of the Exemptive Order or on a later date determined by the officers of the Trust; and (ii) interim sub-advisory agreements between each Sub-Adviser and

----------
(1) The Transaction may also have resulted in the assignment, and automatic termination, of the investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the "Prior Advisory Agreement").



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

Cornerstone under which the Sub-Advisers were permitted to provide investment sub-advisory services for the Funds for up to 150 days after termination of the Prior Sub-Advisory Agreements.(2)

THE BOARD'S CONSIDERATIONS

At the November 2013 Meeting, the Board considered materials provided by Cornerstone and reviewed by the Board in advance of the November 2013 Meeting that detailed the terms of the Transaction, the reasons that Cornerstone was undergoing the Transaction and the implications of the Transaction on Cornerstone's business. Representatives of Cornerstone, attending the November 2013 Meeting telephonically, provided further detail on the matters discussed in such materials and answered related Board questions. The Board also considered the terms of each New Sub-Advisory Agreement and noted that the terms of each New Sub-Advisory Agreement were identical to those in its corresponding Prior Sub-Advisory Agreement except for the date.

At the November 2013 Meeting, the Board also concluded it was reasonable to take into account the Board's review at a quarterly in-person Board meeting held on August 12, 2013 (the "August 2013 Meeting") of certain performance data of each Fund. Prior to the August 2013 Meeting, Cornerstone provided the Board with written materials detailing the performance of each Fund and each Sub-Adviser over various trailing periods as compared to each Fund's benchmark index. At the August 2013 Meeting, representatives of Cornerstone, attending telephonically, reviewed such performance data and answered related Trustee questions.

The Board also concluded at the November 2013 Meeting that it was reasonable to take into account the conclusions the Board made when considering and evaluating the initial approvals of (i) the Prior Sub-Advisory Agreements for Acadian, LSV, Parametric, Thornburg and Turner, which occurred at a special in-person Board meeting held on June 26, 2012 (the "June 2012 Meeting"); (ii) the Prior Sub-Advisory Agreements for AllianzGI US, AlphaSimplex, BlackRock, ClariVest, CRM, Driehaus, Fairpointe, Harris, KACALP, Marsico, OFI SteelPath (formerly, SteelPath Capital Management, LLC), and Phocas, which occurred at a in-person Board meeting held on August 14-15, 2012 (the "August 2012 Meeting"); and (iii) the Prior Sub-Advisory Agreements for Numeric and SiM, which occurred at a Board meeting held on May 15, 2013 (the "May 2013 Meeting"), as part of its considerations to approve the New Sub-Advisory Agreements.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board's initial approval of the Prior Sub-Advisory Agreements at the June 2012, August 2012 and May 2013 Meetings, and the conclusions made by the Board when determining to approve the Prior Sub-Advisory Agreements for initial two-year periods.

Prior to each of the June 2012, August 2012 and May 2013 Meetings, the Board, including the trustees who are not considered "interested persons" (as such term is defined in the 1940 Act) of the Trust (the "Independent Trustees"), advised by their independent legal counsel, reviewed written materials from each Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be

----------
(2) At the November 2013 Meeting, the Board also approved (i) a new investment advisory agreement between the Trust, on behalf of the Funds, and Cornerstone (the "New Advisory Agreement") that would become effective upon shareholder approval; and (ii) an interim advisory agreement between the Trust and Cornerstone under which Cornerstone was permitted to provide investment advisory services for the Funds for up to 150 days between termination of the Prior Advisory Agreement and shareholder approval of the New Advisory Agreement. At a special meeting of shareholders of the Funds held on February 28, 2014, shareholders of the Funds approved the New Advisory Agreement.



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

provided by each Sub-Adviser; (ii) past investment performance and (iii) the costs of the services to be provided by each Sub-Adviser, as discussed in further detail below.

At each of the June 2012, August 2012 and May 2013 Meetings, representatives from each Sub-Adviser presented additional oral and written information to help the Board evaluate the sub-advisory fees and other aspects of the proposed Prior Sub-Advisory Agreements. Among other things, each Sub-Adviser's representatives provided an overview of the Sub-Adviser, including its history, ownership structure, assets under management, investment management team and experience, investment philosophy, business plan, and approach to risk management. The representatives also discussed in detail the investment strategy and process for the applicable Fund(s) to be managed by each Sub-Adviser, describing each Sub-Adviser's approach to and criteria for security selection.

At each of the June 2012, August 2012 and May 2013 Meetings, the Trustees then discussed the written materials that the Board received before the Meeting, each Sub-Adviser's oral presentation and any other information that the Board received at the Meeting, and deliberated on the approval of the proposed Prior Sub-Advisory Agreements in light of this information.

     NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS

In considering the nature, extent and quality of the services to be provided to the applicable Fund(s) by each Sub-Adviser, the Board reviewed the portfolio management services to be provided by each Sub-Adviser. Among other things, the Board considered the quality of each Sub-Adviser's portfolio management personnel. Each Sub-Adviser's registration form ("Form ADV") was provided to the Board, as was the response of each Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the applicable Fund(s).

The Trustees also considered other services to be provided to each Fund by its respective Sub-Advisers, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each Fund by its respective Sub-Advisers.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISERS

At the June 2012, August 2012 and May 2013 Meetings, the Board reviewed the performance of accounts managed by each Sub-Adviser that have similar strategies as such Sub-Adviser will use in managing the respective Fund's assets allocated to it. The Board, using written materials provided prior to each Meeting, considered the performance of the accounts as compared to their benchmark indices for various trailing periods.

Following evaluation, the Board concluded that, within the context of its full deliberations, that the historical investment performance of each Sub-Adviser and its investment management personnel, considering both recent and any long-term performance, supported approval of the proposed Prior Sub-Advisory Agreement for the Sub-Adviser.

     COSTS OF SUB-ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fees payable by each Fund to its respective Sub-Advisers were reasonable, the Trustees reviewed the proposed fees to be paid by each Fund to its respective Sub-Advisers. The



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

Trustees also reviewed reports comparing the expected expense ratio and the advisory fees to be paid by each Fund to those paid by other comparable mutual funds and noted that the Funds' expected total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the sub-advisory fees were the result of arm's length negotiations and appeared reasonable in light of the services to be rendered. The Board noted that many of the proposed Prior Sub-Advisory Agreements provide for breakpoints as each applicable Fund's assets and/or the portion of the applicable Fund's assets allocated to the Sub-Adviser grows.

The Board did not consider economies of scale at the June 2012 and August 2012 Meetings because the Funds did not yet have any assets, or the May 2013 Meeting because no assets had been allocated to the Sub-Advisers approved at that Meeting, but noted that it would consider economies of scale as part of any future review of the proposed Prior Sub-Advisory Agreements.

     CONCLUSION

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board's approval of each New Sub-Advisory Agreement. The Board concluded, in the exercise of its reasonable judgment, that the terms of each New Sub-Advisory Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by each Sub-Adviser to its respective Fund and that the appointment of each Sub-Adviser and the approval of each New Sub-Advisory Agreement would be in the best interest of each Fund and its shareholders. Based on the Trustees' deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of the Sub-Advisers as sub-advisers to the Funds, and (b) the New Sub-Advisory Agreements.

In evaluating the background and conclusions discussed above, shareholders should consider:

     o In reaching its determination regarding the approval of the New Sub-Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

     o In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

      DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreements are included in the Exhibits to this Information Statement. The New Sub-Advisory Agreements are identical to the corresponding Prior Sub-Advisory Agreements, except with respect to the date. Set forth below is a summary of all material terms of the New Sub-Advisory Agreements, which shareholders should read carefully. The terms of each New Sub-Advisory Agreement are the same in all material respects unless otherwise noted below. Although the summary below is qualified in its entirety by reference to the New Sub-Advisory Agreements included in the Exhibits to this Information Statement, shareholders should still read the summary below carefully.



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

     o INVESTMENT ADVISORY SERVICES

Each Sub-Adviser is responsible for providing the following investment advisory services to each applicable Fund under its Sub-Advisory Agreement: (i) continuously furnishing an investment program for the portion of the Fund's assets allocated to it by Cornerstone; (ii) deciding what securities and other assets of the Fund will be purchased, retained or sold with respect to the portion of the Fund's assets entrusted to it; (iii) arranging for the purchase and the sale of securities and other assets held by the Fund by placing purchase and sale orders with brokers or dealers selected by the Sub-Adviser;
(iv) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution and net price available under the circumstances; and (v) providing Cornerstone or the Board with periodic reports concerning the obligations the Sub-Adviser has assumed under its Sub-Advisory Agreement as Cornerstone or the Board may reasonably request.

In addition, under Cornerstone's Sub-Advisory Agreements with AllianzGI US (the "AllianzGI US Sub-Advisory Agreement"), AlphaSimplex (the "AlphaSimplex Sub-Advisory Agreement"), BlackRock (the "BlackRock Sub-Advisory Agreement"), ClariVest (the "ClariVest Sub-Advisory Agreement"), CRM (the "CRM Sub-Advisory Agreement"), Driehaus (the "Driehaus Sub-Advisory Agreement"), Fairpointe (the "Fairpointe Sub-Advisory Agreement"), Harris (the "Harris Sub-Advisory Agreement"), KACALP (the "KACALP Sub-Advisory Agreement"), LSV (the "LSV Sub-Advisory Agreement"), Marsico (the "Marsico Sub-Advisory Agreement"), Numeric (the "Numeric Sub-Advisory Agreement"), OFI SteelPath (the "OFI SteelPath Sub-Advisory Agreement"), Parametric (the "Parametric Sub-Advisory Agreement"), Phocas (the "Phocas Sub-Advisory Agreement"), SiM (the "SiM Sub-Advisory Agreement"), Thornburg (the "Thornburg Sub-Advisory Agreement") and Turner (the "Turner Sub-Advisory Agreement"), the Sub-Advisers are responsible for regularly providing the applicable Fund(s) with investment research, advice and supervision under its respective Sub-Advisory Agreement.

All services provided by a Sub-Adviser under its Sub-Advisory Agreement are required to be performed in accordance with a Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of Cornerstone and of the Board, and the requirements of the 1940 Act and other applicable laws.

     o INDEMNIFICATION

Each Sub-Adviser has an obligation under its Sub-Advisory Agreement to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (each a "Trust Indemnified Party"), against any and all losses, claims, damages, expenses or liabilities (including reasonable counsel fees and other related expenses) (hereinafter, "Losses") arising out of or based upon: (i) with respect to the Acadian, AllianzGI US, AlphaSimplex, ClariVest, Driehaus, Fairpointe, Harris, KACALP, LSV, Numeric, OFI SteelPath, Parametric, Phocas, SiM, Thornburg and Turner Sub-Advisory Agreements, a breach by the Sub-Adviser of its Sub-Advisory Agreement or of the representations and warranties made by the Sub-Adviser in its Sub-Advisory Agreement; (ii) with respect to the CRM and Marsico Sub-Advisory Agreements, a material breach by the Sub-Adviser of its applicable Sub-Advisory Agreement or of the representations and warranties made by the Sub-Adviser in its Sub-Advisory Agreement; (iii) with respect to the Acadian, AllianzGI US, BlackRock, ClariVest, CRM, Driehaus, Fairpointe, Harris, KACALP, LSV, Marsico, Numeric, OFI SteelPath, Parametric, Phocas, SiM, Thornburg and Turner Sub-Advisory Agreements, any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of:
(a) any investment policy, guideline or restriction set forth in the Fund's registration statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (b) applicable law, including but not limited to the 1940 Act and the



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

Internal Revenue Code of 1986, as amended (the "Code") (an "Improper Investment"); (iv) with respect to the AlphaSimplex Sub-Advisory Agreement, any Improper Investment which was due to the Sub-Adviser's negligence; (v) with respect to the Acadian, AlphaSimplex, BlackRock, ClariVest, Driehaus, Fairpointe, Harris, KACALP, LSV, Marsico, Numeric, OFI SteelPath, Parametric, Phocas, SiM and Turner Sub-Advisory Agreements, so far as they specifically relate to the portion of a Fund's assets allocated to the Sub-Adviser, any untrue statement or alleged untrue statement of a material fact contained in any of the Fund's registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, "Disclosure Documents"), or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; (vi) with respect to the Thornburg Sub-Advisory Agreement, any untrue statement of a material fact provided by Sub-Adviser to the Fund and contained in any Disclosure Document, or the failure of the Sub-Adviser to provide to the Fund a material fact for inclusion in the Disclosure Document, without which the statements therein are materially misleading; (vii) with respect to the Acadian, ClariVest, Driehaus, Fairpointe, Harris, LSV, Numeric, OFI SteelPath, Parametric, Phocas, SiM and Turner Sub-Advisory Agreements, the Sub-Adviser's performance or non-performance of its duties under its Sub-Advisory Agreement; (viii) with respect to the CMR Sub-Advisory Agreement, the Sub-Adviser's grossly negligent performance or non-performance of its duties under its Sub-Advisory Agreement; (ix) with respect to the KACALP Sub-Advisory Agreement, the Sub-Adviser's non-performance of its duties under its Sub-Advisory Agreement; (x) with respect to the Marsico Sub-Advisory Agreement, the Sub-Adviser's material non-performance of its duties under its Sub-Advisory Agreement; (xi) with respect to the AllianzGI US Sub-Advisory Agreement, the Sub-Adviser's willful misfeasance, bad faith, negligence, gross negligence, or reckless disregard of its duties under its Sub-Advisory Agreement; or (xii) with respect to the AlphaSimplex Sub-Advisory Agreement, the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under its Sub-Advisory Agreement.

However, the indemnification obligation of Acadian, AlphaSimplex, BlackRock, Driehaus, Fairpointe, Harris, KACALP, LSV, Marsico, Numeric, OFI SteelPath, Parametric, Phocas, SiM, Thornburg and Turner will be reduced to the extent that any loss, claim, damage, expense or liability experienced by a Trust Indemnified Party is caused by the Trust Indemnified Party's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trust Indemnified Party's office with the Trust.

The indemnification obligation of AllianzGI US and CRM will be reduced to the extent that any loss, claim, damage, expense or liability experienced by a Trust Indemnified Party is caused by (i) the Trust Indemnified Party's own willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trust Indemnified Party's office with the Trust; and (ii) with respect to CMR, any act or omission by Cornerstone, the Trust, broker, custodian or any other third-party.

The indemnification obligation of ClariVest will be reduced for any indirect, consequential or special damages arising in connection with the Sub-Advisory Agreement even if the Sub-Adviser has been advised of the possibility of such damages.



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

Under the Sub-Advisory Agreement between Cornerstone and Acadian (the "Acadian Sub-Advisory Agreement"), Cornerstone has an obligation to indemnify the Sub-Adviser, its affiliates and its controlling persons (any such person, a "Sub-Adviser Indemnified Party") against any and all Losses arising out of or based upon: (i) a breach by Cornerstone of the Sub-Advisory Agreement or of the representations and warranties made by Cornerstone therein; (ii) Cornerstone's willful misfeasance, bad faith, negligence, or reckless disregard of its duties under the Sub-Advisory Agreement.

Under the AllianzGI US Sub-Advisory Agreement, Cornerstone has an obligation to indemnify and hold harmless each Sub-Adviser Indemnified Party against any and all Losses related to the subject matter of the Sub-Advisory Agreement.

Under the AlphaSimplex Sub-Advisory Agreement, Cornerstone and the applicable Fund(s) managed by the Sub-Adviser has an obligation to indemnify and hold harmless each Sub-Adviser Indemnified Party against any and all Losses arising out of or based upon: (i) a material breach by Cornerstone or the Fund of the Sub-Advisory Agreement; or (ii) Cornerstone's or the Fund's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the Sub-Advisory Agreement.

Under the BlackRock Sub-Advisory Agreement, Cornerstone has an obligation to indemnify and hold harmless each Sub-Adviser Indemnified Party against any and all Losses arising from the Sub-Adviser's providing services under the applicable Sub-Advisory Agreement or the sale of securities of the Fund.

Under the CRM Sub-Advisory Agreement, Cornerstone has an obligation to indemnify and hold harmless each Sub-Adviser Indemnified Party against any and all Losses arising from (i) a material breach by Cornerstone of the Sub-Advisory Agreement or of the representations and warranties made by Cornerstone under the Sub-Advisory Agreement; (iii) omitted, incomplete, and/or inaccurate statements in the investment guidelines and restrictions provided in writing to the Sub-Adviser; or (iv) Cornerstone's grossly negligent performance or non-performance of its duties under the Sub-Advisory Agreement.

Under the SiM Sub-Advisory Agreement, Cornerstone has an obligation to indemnify and hold harmless each Sub-Adviser Indemnified Party against any and all Losses arising from (i) a breach by Cornerstone of the Sub-Advisory Agreement or of the representations and warranties made by Cornerstone therein;
(ii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading for which the Sub-Adviser is not otherwise responsible; or (iii) Cornerstone's performance or non-performance of its duties under the Sub-Advisory Agreement.

However, under the Acadian, CRM and SiM Sub-Advisory Agreements, Cornerstone shall not have an obligation to indemnify a Sub-Adviser Indemnified Party for Losses resulting from the Sub-Adviser's (with respect to Acadian) or the Sub-Adviser Indemnified Party's (with respect to CRM) willful misfeasance, bad faith, negligence, or reckless disregard of its duties under its applicable Sub-Advisory Agreement.

Under the AllianzGI US Sub-Advisory Agreement, Cornerstone shall not have an obligation to indemnify a Sub-Adviser Indemnified Party for Losses resulting from: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser under its Sub-Advisory Agreement; (ii) any Improper Investment; or (iii) a Sub-Adviser Indemnified Party's willful misfeasance, bad faith, or negligence, or gross negligence.

Under the AlphaSimplex Sub-Advisory Agreement, neither Cornerstone nor the applicable Fund(s) managed by the Sub-Adviser has an obligation to indemnify each Sub-Adviser Indemnified Party against any and all Losses arising out of or based upon a Sub-Adviser Indemnified Party's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under its Sub-Advisory Agreement.

Under the BlackRock Sub-Advisory Agreement, Cornerstone shall not have an obligation to indemnify a Sub-Adviser Indemnified Party for Losses resulting from: (i) any acts of Cornerstone or any other sub-adviser to a Fund with respect to any portion of the assets of the Fund not managed by the Sub-Adviser and (ii) acts of the Sub-Adviser which result from or are based upon acts of Cornerstone, including, but not limited to, failure of Cornerstone to provide accurate and current information with respect to any records maintained by Cornerstone or any other sub-adviser to the Fund, which records are not also maintained by the Sub-Adviser or, to the extent such records relate to the portion of the assets managed by the Sub-Adviser, otherwise available to the Sub-Adviser upon reasonable request.

     o MAINTENANCE OF BOOKS AND RECORDS

Under each Sub-Advisory Agreement, the applicable Sub-Adviser is required to maintain separate books and detailed records of all matters pertaining to the portion of a Fund's assets managed by such Sub-Adviser as are required of an investment adviser of an investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules thereunder (other than those records being maintained by Cornerstone or a Fund's other service providers) relating to its responsibilities under its Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

     o REPORTING OBLIGATION

Each Sub-Adviser has an obligation to provide the Trust's Chief Compliance Officer and Cornerstone with quarterly compliance reports. Each Sub-Adviser also has an obligation to notify the Trust's Chief

Compliance Officer and Cornerstone promptly (with respect to the Acadian and Marsico Sub-Advisory Agreements) or immediately (with respect to the AllianzGI US, AlphaSimplex, BlackRock, ClariVest, CRM, Driehaus, Fairpointe, Harris, KACALP, LSV, Numeric, OFI SteelPath, Parametric, Phocas, SiM, Thornburg and Turner Sub-Advisory Agreements) upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or Cornerstone's policies, guidelines or procedures.

     o DURATION AND TERMINATION

Each Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by
(a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the 1940 Act, or (b) the vote of a majority of the outstanding voting securities of the applicable Fund(s).

Each Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, by vote of its Board or with respect to the Fund(s), without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, (b) by Cornerstone at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the applicable Sub-Adviser, or (c) by the applicable Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to Cornerstone.

     o GOVERNING LAW

Each Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts.

INFORMATION ABOUT CORNERSTONE

Cornerstone currently serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and Cornerstone, dated February 28, 2014. As of April 30, 2014, Cornerstone had approximately $3.1 billion in assets under management. As investment adviser, Cornerstone manages the Funds pursuant to a manager-of-manager structure, whereby Cornerstone has overall responsibility for the general management and day-to-day operations of the Funds, but has retained investment sub-advisers to make the investment decisions for allocated portions of each Fund's assets. Cornerstone also invests portions of each Fund's assets not allocated to sub-advisers directly in unaffiliated mutual funds. For these services, each Fund pays Cornerstone an annual fee of 0.01% of its average daily net assets.

During the most recent fiscal year ended October 31, 2013, the Funds paid Cornerstone the following advisory fees:

--------------------------------------------------------------------------------
FUND                                                     ADVISORY FEES PAID
--------------------------------------------------------------------------------
Cornerstone Advisors Global Public Equity Fund           $65,313
--------------------------------------------------------------------------------
Cornerstone Advisors Income Opportunities Fund           $13,597
--------------------------------------------------------------------------------
Cornerstone Advisors Public Alternatives Fund            $33,714
--------------------------------------------------------------------------------
Cornerstone Advisors Real Assets Fund                    $12,912
--------------------------------------------------------------------------------

Cornerstone did not waive any advisory fees during the most recent fiscal year ended October 31, 2013.

INFORMATION ABOUT THE SUB-ADVISERS

The following is a description of each Sub-Adviser. Since each Sub-Adviser currently is a sub-adviser to a Fund, it will continue to manage the assets of the respective Fund allocated to it pursuant to the investment strategies described in the Funds' current prospectus. No officer or Trustee of the Trust is an officer, employee or partner of any Sub-Adviser.

During the most recent fiscal year ended October 31, 2013, the Funds paid the Sub-Advisers the following aggregate sub-advisory fees:

------------------------------------------------------------------------------------------------------
FUND                                           AGGREGATE SUB-ADVISORY      AGGREGATE SUB-ADVISORY
                                               FEES PAID ($)               FEES PAID (% OF AVERAGE
                                                                           DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------
Cornerstone Advisors Global Public Equity      $4,533,399                  0.69%
Fund
------------------------------------------------------------------------------------------------------
Cornerstone Advisors Income Opportunities      $325,340                    0.24%
Fund
------------------------------------------------------------------------------------------------------
Cornerstone Advisors Public Alternatives       $1,426,354                  0.42%
Fund
------------------------------------------------------------------------------------------------------
Cornerstone Advisors Real Assets Fund          $649,816                    0.50%
------------------------------------------------------------------------------------------------------

No sub-adviser waived any sub-advisory fees during the most recent fiscal year ended October 31, 2013.

                 INFORMATION ABOUT ACADIAN ASSET MANAGEMENT LLC

Acadian Asset Management LLC ("Acadian"), a Delaware limited liability company located at 260 Franklin Street, Boston, Massachusetts 02110, is an investment adviser registered under the Advisers Act. Acadian was founded in 1986 and is a subsidiary of Old Mutual Asset Managers (US) LLC, which is an indirect wholly owned subsidiary of Old Mutual plc. Old Mutual plc is a publicly traded company listed on the U.K. and South African stock exchanges. As of April 30, 2014, Acadian had approximately $66.8 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of Acadian. The principal business address of each principal executive officer and member of Acadian is 260 Franklin Street, Boston, Massachusetts 02110.

------------------------------------------------------------------------------------------------------
NAME                            TITLE
------------------------------------------------------------------------------------------------------
Ronald D. Frashure              Chairman
------------------------------------------------------------------------------------------------------
Churchill G. Franklin           Chief Executive Officer
------------------------------------------------------------------------------------------------------
John R. Chisholm                Board Member; EVP, Chief Investment Officer (Acadian)
------------------------------------------------------------------------------------------------------
Ross A. Dowd                    Board Member; EVP, Global Head of Marketing and Client Service
                                (Acadian)
------------------------------------------------------------------------------------------------------
Mauricio Karchmer               Board Member; SVP, Director of Implementation, Portfolio Construction
                                & Trading (Acadian)
------------------------------------------------------------------------------------------------------
Mark J. Minichiello             Secretary, Treasurer; EVP, Chief Operating Officer (Acadian)
------------------------------------------------------------------------------------------------------
Brendan O. Bradley              Board Member; SVP, Director, Portfolio Management (Acadian)
------------------------------------------------------------------------------------------------------
Laurent de Greed                Board Member; SVP, Director, Global Consultant Relations (Acadian)
------------------------------------------------------------------------------------------------------
Linda T. Gibson                 Board Member
------------------------------------------------------------------------------------------------------
Aidan J. Riordan                Board Member
------------------------------------------------------------------------------------------------------
Stephen H. Belgrad              Board Member
------------------------------------------------------------------------------------------------------
Christopher Hadley              Board Member
------------------------------------------------------------------------------------------------------

Acadian currently serves as investment adviser or sub-adviser to the following mutual funds and employs substantially similar investment strategies in managing the assets of such funds allocated to it as Acadian will employ in managing the portion of the Fund's assets allocated to Acadian. These funds and the approximate net assets managed by Acadian are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
Strategic Advisers Emerging Markets                   $245.8 million
Fund
--------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio                     $1.4 billion
--------------------------------------------------------------------------------

              INFORMATION ABOUT ALLIANZ GLOBAL INVESTORS U.S. LLC

Allianz Global Investors U.S. LLC ("AllianzGI US"), formerly Allianz Global Investors Capital LLC, a Delaware limited liability company located at 1633 Broadway New York, NY 10019, is an investment adviser registered under the Advisers Act. AllianzGI US was founded in 2009 and is a wholly owned subsidiary of Allianz Asset Management of America LP. Allianz SE, a public company, indirectly holds a controlling interest in Allianz Asset Management of America LP. As of March 31, 2014, AllianzGI US had approximately $92 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of AllianzGI US. Except as noted below, the principal business address of each principal executive officer and member of AllianzGI US is 1633 Broadway New York, NY 10019.

----------------------------------------------------------------------------------------------------------
NAME                          TITLE
----------------------------------------------------------------------------------------------------------
Brian J. Gaffney              Chief Executive Officer, Executive Committee Member
----------------------------------------------------------------------------------------------------------
Julian F. Sluyters            Chief Operating Officer, Executive Committee Member
----------------------------------------------------------------------------------------------------------
John C. Carroll               Head of Retail, Executive Committee Member
----------------------------------------------------------------------------------------------------------
Barbara R. Claussen           Chief Administrative Officer, Executive Committee Member
----------------------------------------------------------------------------------------------------------
Benno J. Fischer              Chief Investment Officer of NFJ Investment Group, Executive Committee
                              Member
----------------------------------------------------------------------------------------------------------
Douglas G. Forsyth            Chief Investment Officer of Fixed Income, Executive Committee Member
----------------------------------------------------------------------------------------------------------
Jill E. Lohrfink              Head of Institutional Business, Executive Committee Member
----------------------------------------------------------------------------------------------------------
Scott T. Migliori             Chief Investment Officer of US Equity, Executive Committee Member
----------------------------------------------------------------------------------------------------------
Herold C. Rohweder            Global Chief Investment Officer of Multi Asset, Executive Committee Member
----------------------------------------------------------------------------------------------------------
Susan M. King                 Chief Marketing Officer, Executive Committee Member
----------------------------------------------------------------------------------------------------------
David B. Jobson               Head of Product Management & Strategy, Executive Committee Member
----------------------------------------------------------------------------------------------------------

The principal business address of Barbara R. Claussen and Benno J. Fischer is 2100 Ross Avenue, Dallas, TX 75201. The principal business address of Douglas
G. Forsyth is 600 West Broadway, San Diego, CA 92101. The principal business address of Scott T. Migliori is 555 Mission Street, San Diego, CA 94105.

AllianzGI US currently serves as investment sub-adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as AllianzGI US will employ in managing the portion of the Fund's assets allocated to AllianzGI US. This fund and the approximate net assets managed by AllianzGI US are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                               NET ASSETS
                                                   (AS OF MARCH 31, 2014)
--------------------------------------------------------------------------------
AllianzGI Ultra Micro Cap Fund                        $154.7 million
--------------------------------------------------------------------------------

                   INFORMATION ABOUT ALPHASIMPLEX GROUP, LLC

AlphaSimplex Group, LLC ("AlphaSimplex"), a Delaware limited liability company located at One Cambridge Center, Cambridge, Massachusetts 02142, is an investment adviser registered under the Advisers Act. AlphaSimplex is a subsidiary of Natixis US. As of April 30, 2014, AlphaSimplex had approximately $3.98 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of AlphaSimplex. Except as noted below, the principal business address of each principal executive officer and member of AlphaSimplex is One Cambridge Center, Cambridge, Massachusetts 02142.

----------------------------------------------------------------------------------------------------------
NAME                             TITLE
----------------------------------------------------------------------------------------------------------
Duncan B. E. Wilkinson           Chief Executive Officer (AlphaSimplex), Director
----------------------------------------------------------------------------------------------------------
Andrew W. Lo                     Chief Investment Strategist (AlphaSimplex), Director
----------------------------------------------------------------------------------------------------------
David L. Giunta                  President and Chief Executive Officer (NGAM Distribution Corporation,
                                 NGAM Advisors, L.P., and NGAM Distribution, L.P.), Director
----------------------------------------------------------------------------------------------------------
John T. Hailer                   President and Chief Executive Officer -- U.S. and Asia (Natixis Global
                                 Asset Management, L.P.), Director
----------------------------------------------------------------------------------------------------------
Eric N. Ward                     Senior Vice President and Deputy General Counsel (Natixis Global Asset
                                 Management), Director
----------------------------------------------------------------------------------------------------------
Arnout M. Eikeboom               Chief Risk and Compliance Officer (AlphaSimplex), Director
----------------------------------------------------------------------------------------------------------
Alexander D. Healy               Director of Strategic Research (AlphaSimplex), Director
----------------------------------------------------------------------------------------------------------
Kendall A. Walker                Chief Financial Officer (AlphaSimplex), Director
----------------------------------------------------------------------------------------------------------
Xiru Zhang                       Chief Investment Officer (AlphaSimplex), Director
----------------------------------------------------------------------------------------------------------

The principal business address of David L. Giunta, John T. Hailer and Eric N. Ward is 399 Boylston Street, Boston, MA 02116. AlphaSimplex currently does not advise any other mutual fund with a similar investment objective as the Fund.

             INFORMATION ABOUT BLACKROCK FINANCIAL MANAGEMENT, INC.

BlackRock Financial Management, Inc. ("BlackRock"), located at 55 East 52nd Street New York, New York 10055, is an investment adviser registered under the Advisers Act. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a Delaware corporation which was established in 1988. BlackRock Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. As of March 31, 2014, the PNC Financial Services Group, Inc. ("PNC") owned 21.8% of BlackRock, Inc. and institutional investors, employees and the public held economic interest of 78.2% . With regard to BlackRock Inc.'s voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.
 As of March 31, 2014, BlackRock had approximately $4.4 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of BlackRock. Except as noted below, the principal business address of each principal executive officer and member of BlackRock is 55 East 52nd Street New York, New York 10055.

----------------------------------------------------------------------------------------------------------
NAME                             TITLE
----------------------------------------------------------------------------------------------------------
Laurence Fink                    Chief Executive Officer and Director
----------------------------------------------------------------------------------------------------------
Robert Kapito                    President and Director
----------------------------------------------------------------------------------------------------------
Paul Audet                       Senior Managing Director
----------------------------------------------------------------------------------------------------------
Matthew Mallow                   General Counsel and Senior Managing Director
----------------------------------------------------------------------------------------------------------
Robert Fairbairn                 Senior Managing Director
----------------------------------------------------------------------------------------------------------
Bennett Golub                    Chief Risk Officer and Senior Managing Director
----------------------------------------------------------------------------------------------------------
Charles Hallac                   Co-President
----------------------------------------------------------------------------------------------------------
Richard Kushel                   Senior Managing Director
----------------------------------------------------------------------------------------------------------
Mark McCombe                     Senior Managing Director and Chairman of Asia-Pacific
----------------------------------------------------------------------------------------------------------
Philippe Matsumoto               Treasurer and Managing Director
----------------------------------------------------------------------------------------------------------
Barbara Novick                   Senior Managing Director
----------------------------------------------------------------------------------------------------------
Russell McGranahan               Secretary and Managing Director
----------------------------------------------------------------------------------------------------------
Gary Shedlin                     Chief Financial Officer and Senior Managing Director
----------------------------------------------------------------------------------------------------------
Linda Gosden Robinson            Senior Managing Director and Head of Marketing and Communications
----------------------------------------------------------------------------------------------------------
Daniel Waltcher                  Director
----------------------------------------------------------------------------------------------------------
Kendrick Wilson                  Vice Chairman
----------------------------------------------------------------------------------------------------------

BlackRock currently does not advise any other mutual fund with a similar investment objective as the Fund.

                INFORMATION ABOUT CLARIVEST ASSET MANAGEMENT LLC

ClariVest Asset Management LLC ("ClariVest"), a Delaware limited liability company located at 3611 Valley Centre Drive, Suite 100, San Diego, California 92130, is an investment adviser registered under the Advisers Act. ClariVest was established in 2006 and is majority owned by its employees. Eagle Asset Management holds a 45% interest in ClariVest and may be deemed to control ClariVest. As of April 30, 2014, ClariVest had approximately $3.4 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of ClariVest. Except as noted below, the principal business address of each principal executive officer and member of ClariVest is 3611 Valley Centre Drive, Suite 100, San Diego, California 92130.

-------------------------------------------------------------------------------------------------
NAME                       TITLE
-------------------------------------------------------------------------------------------------
Stacey Nutt                CEO, CIO, Principal and Lead Portfolio Manager
-------------------------------------------------------------------------------------------------
Todd Wolter                Principal and Lead Portfolio Manager
-------------------------------------------------------------------------------------------------
David Pavan                Principal and Lead Portfolio Manager
-------------------------------------------------------------------------------------------------
David Vaughn               Principal and Lead Portfolio Manager
-------------------------------------------------------------------------------------------------
J. Cooper Abbott           Director, Executive Vice President - Investments, Co-Chief Operating
                           Officer
                           Eagle Asset Management
-------------------------------------------------------------------------------------------------
Courtland James            Vice President, Business Development
                           Eagle Asset Management
-------------------------------------------------------------------------------------------------
Richard Rossi              Director, President, Co-Chief Operating Officer
                           Eagle Asset Management
-------------------------------------------------------------------------------------------------

The principal business address of J. Cooper Abbott, Courtland James and Richard Rossi is Eagle Asset Management Inc., 880 Carillon Parkway, St Petersburg, FL 33716. ClariVest currently does not advise any other mutual fund with a similar investment objective as the Fund.

                 INFORMATION ABOUT CRAMER ROSENTHAL MCGLYNN LLC

Cramer Rosenthal McGlynn LLC ("CRM"), a Delaware limited liability company located at 520 Madison Avenue, 20th Floor, New York, New York 10022, is an investment adviser registered under the Advisers Act. WT Investments, Inc., a subsidiary of Wilmington Trust Corporation, owns 79.45% of CRM. Wilmington Trust Corporation is a wholly owned subsidiary of M&T Bank Corporation. As of April 30, 2014, CRM had approximately $12.9 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of CRM. Except as noted below, the principal business address of each principal executive officer and member of CRM is 520 Madison Avenue, 20th Floor, New York, New York 10022.

--------------------------------------------------------------------------------
NAME                              TITLE
--------------------------------------------------------------------------------
Jay Abramson                      CEO and Chief Investment Officer
--------------------------------------------------------------------------------

CRM currently serves as investment sub-adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as CRM will employ in managing the portion of the Fund's assets allocated to CRM. This fund and the approximate net assets managed by CRM are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
CRM Mid Cap Value Fund                                  $2.5 billion
--------------------------------------------------------------------------------


               INFORMATION ABOUT DRIEHAUS CAPITAL MANAGEMENT LLC

Driehaus Capital Management LLC ("Driehaus"), a Delaware limited liability company located at 25 East Erie Street, Chicago, Illinois 60611, is an investment adviser registered under the Advisers Act. Driehaus was established in 1982 and is controlled by Richard H. Driehaus. The principal nature of Driehaus' business is investment advisory and distribution services. As of April 30, 2014, Driehaus had approximately $12.8 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of Driehaus. Except as noted below, the principal business address of each principal executive officer and member of Driehaus is 25 East Erie Street, Chicago, Illinois 60611.

--------------------------------------------------------------------------------
NAME                    TITLE
--------------------------------------------------------------------------------
Richard H. Driehaus     Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
Robert H. Gordon        President and Chief Executive Officer
--------------------------------------------------------------------------------
Michelle Cahoon         Chief Financial Officer
--------------------------------------------------------------------------------
Carla Dawson            Managing Director, Human Resources
--------------------------------------------------------------------------------
Janet McWilliams        General Counsel
--------------------------------------------------------------------------------
K.C. Nelson             Portfolio Manager
--------------------------------------------------------------------------------
Daniel Rea              Director of Research and Portfolio Manager
--------------------------------------------------------------------------------
Tom Seftenberg          Managing Director, Relationship Management and Marketing
--------------------------------------------------------------------------------
Steve Weber             Managing Director, Sales and Relationship Management
--------------------------------------------------------------------------------


Driehaus currently serves as investment sub-adviser to the following mutual funds and employs substantially similar investment strategies in managing the assets of such funds allocated to it as Driehaus will employ in managing the portion of the Fund's assets allocated to Driehaus. These funds and the approximate net assets managed by Driehaus are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
Driehaus Emerging Markets Growth Fund                  $1.8 billion
--------------------------------------------------------------------------------
Driehaus International Small Cap Growth Fund          $240.3 million
--------------------------------------------------------------------------------

                    INFORMATION ABOUT FAIRPOINTE CAPITAL LLC

Fairpointe Capital LLC ("Fairpointe"), a Delaware limited liability company located at One N. Franklin Street, Suite 3300, Chicago, Illinois 60606, is an investment adviser registered under the Advisers Act. Fairpointe is 100% employee owned and majority female owned. As of April 30, 2014, Fairpointe had approximately $7.6 million in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of Fairpointe. Except as noted below, the principal business address of each principal executive officer and member of Fairpointe is One N. Franklin Street, Suite 3300, Chicago, Illinois 60606.

--------------------------------------------------------------------------------
NAME                         TITLE
--------------------------------------------------------------------------------
Thyra Zerhusen               Chief Executive Officer
--------------------------------------------------------------------------------
Marie Lorden                 Portfolio Manager
--------------------------------------------------------------------------------
Mary Pierson                 Portfolio Manager
--------------------------------------------------------------------------------
Robert Burnstine             President
--------------------------------------------------------------------------------
Michelle Katauskas           Chief Compliance Officer
--------------------------------------------------------------------------------

Fairpointe currently serves as investment sub-adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as Fairpointe will employ in managing the portion of the Fund's assets allocated to Fairpointe. This fund and the approximate net assets managed by Fairpointe are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
Aston/Fairpointe Mid Cap Fund                            $5.6 billion
--------------------------------------------------------------------------------


                    INFORMATION ABOUT HARRIS ASSOCIATES L.P.

Harris Associates L.P. ("Harris"), a Delaware limited partnership located at Two North LaSalle Street, Suite 500, Chicago, Illinois, 60602-3790, is an investment adviser registered under the Advisers Act. Harris is managed by its general partner, Harris Associates, Inc. ("HAI"). Harris and HAI are wholly owned subsidiaries of Natixis Global Asset Management, L.P., an indirect subsidiary of Natixis Global Asset Management ("NGAM"), an international asset management group based in Paris, France. NGAM is owned by Natixis, a French investment banking and financial services firm that is principally owned by Groupe BPCE, France's second largest banking group. As of April 30, 2014, Harris had approximately $126.7 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of Harris. Except as noted below, the principal business address of each principal executive officer and member of Harris is 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606.

-----------------------------------------------------------------------------------------------------------
NAME                         TITLE
-----------------------------------------------------------------------------------------------------------
Robert M. Levy               Chairman, Chief Investment Officer, Domestic Equity and Portfolio
                             Manager
-----------------------------------------------------------------------------------------------------------
Kristi L. Rowsell            President
-----------------------------------------------------------------------------------------------------------
Randall T. Zipfel            Chief Operating Officer
-----------------------------------------------------------------------------------------------------------
Thomas E. Herman             Chief Financial Officer and Treasurer
-----------------------------------------------------------------------------------------------------------
David G. Herro               Vice President, Chief Investment Officer, International Equity, Portfolio
                             Manager and Analyst
-----------------------------------------------------------------------------------------------------------
Colin P. McFarland           Chief Compliance Officer
-----------------------------------------------------------------------------------------------------------
Clyde S. McGregor            Vice President and Portfolio Manager
-----------------------------------------------------------------------------------------------------------
Thomas W. Murray             Vice President, Director of U.S. Research, Portfolio Manager and Analyst
-----------------------------------------------------------------------------------------------------------
William C. Nygren            Vice President, Portfolio Manager and Analyst
-----------------------------------------------------------------------------------------------------------
Janet L. Reali               Vice President, General Counsel and Secretary
-----------------------------------------------------------------------------------------------------------
Robert A. Taylor             Vice President, Director of International Research, Portfolio Manager and
                             Analyst
-----------------------------------------------------------------------------------------------------------
Pierre Servant               Director of Harris Associates Inc.
-----------------------------------------------------------------------------------------------------------
John Hailer                  Director of Harris Associates Inc.
-----------------------------------------------------------------------------------------------------------

The principal business address of Pierre Servant is 21 quai d'Austerlitz Paris, France 75013. The principal business address of John Hailer is 399 Boylston Street, Boston, MA 02116.

Harris currently serves as investment sub-adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as Harris will employ in managing the portion of the Fund's assets allocated to Harris. This fund and the approximate net assets managed by Harris are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                               NET ASSETS
                                                   (AS OF MARCH 31, 2014)
--------------------------------------------------------------------------------
Oakmark Global Select Fund                              $1.8 billion
--------------------------------------------------------------------------------

            INFORMATION ABOUT KAYNE ANDERSON CAPITAL ADVISORS, L.P.

Kayne Anderson Capital Advisors, L.P. ("KACALP"), a California limited partnership located at 1800 Avenue of the Stars, Third Floor, Los Angeles, California, 90067, is an investment adviser registered under the Advisers Act. KACALP is entirely owned by its investment professionals and management. As of April 30, 2014, KACALP had approximately $27.5 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of KACALP and the general partners with the five largest economic interests in KACALP and who have significant management responsibilities relating to the Fund. Except as noted below, the principal business address of each principal executive officer and member of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles, California, 90067.

--------------------------------------------------------------------------------
NAME                     TITLE
--------------------------------------------------------------------------------
Richard Kayne            Chairman and Founder
--------------------------------------------------------------------------------
Robert Sinnott           President and Chief Executive Officer
--------------------------------------------------------------------------------
J.C. Frey                Managing Partner, Portfolio Manager of the Fund
--------------------------------------------------------------------------------

KACALP currently serves as investment sub-adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as KACALP will employ in managing the portion of the Fund's assets allocated to KACALP. This fund and the approximate net assets managed by KACALP are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
Transamerica MLP & Energy Income                       $344.1 million
Fund
--------------------------------------------------------------------------------


INFORMATION ABOUT LSV ASSET MANAGEMENT

LSV Asset Management ("LSV"), a Delaware general partnership located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, is an investment adviser registered under the Advisers Act. LSV's general partners include officers and employees of LSV who collectively own a majority of LSV, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of April 30, 2014, LSV had approximately $84.2 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of LSV and the principals with the five largest economic interests in LSV and who have significant management responsibilities relating to the Fund. Except as noted below, the principal business address of each principal executive officer and member of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606.

--------------------------------------------------------------------------------
NAME                              TITLE
--------------------------------------------------------------------------------
Josef Lakonishok                  CEO, CIO, Partner
--------------------------------------------------------------------------------
Kevin Phelan                      Chief Operating Officer, Partner
--------------------------------------------------------------------------------
Josh O'Donnell                    Chief Compliance Officer, Chief Legal Officer
--------------------------------------------------------------------------------
SEI Funds, Inc.                   General Partner
--------------------------------------------------------------------------------
IB Venture Fund, Inc.             General Partner
--------------------------------------------------------------------------------
LSV Employee Group, LLC           General Partner
--------------------------------------------------------------------------------
LSV Employee Group III,           General Partner
LLC
--------------------------------------------------------------------------------

The principal business address of SEI Funds, Inc. is One Freedom Valley Drive, Oaks, PA 19456. LSV currently does not advise any other mutual fund with a similar investment objective as the Fund.

               INFORMATION ABOUT MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital Management, LLC ("Marsico"), a Delaware limited liability company located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, is an investment adviser registered under the Advisers Act. Marsico Group, LLC ("Marsico Group"), a company controlled by employees of Marsico and their family interests, holds 100% of the voting rights and approximately 38% of all common equity interests in another company, Marsico Holdings, LLC ("Marsico Holdings"), which in turn indirectly owns 100% of all common equity interests in Marsico. Marsico Group retains complete voting control over matters pertaining to the ongoing management and day-to-day operations of Marsico through its control of the managing member of Marsico Holdings. As of April 30, 2014, Marsico had approximately $16.1 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of Marsico. Except as noted below, the principal business address of each principal executive officer and member of Marsico is 1200 17th Street, Suite 1600, Denver, Colorado 80202.

--------------------------------------------------------------------------------
NAME                             TITLE
--------------------------------------------------------------------------------
Thomas F. Marsico                Chief Executive Officer
--------------------------------------------------------------------------------
Christopher J. Marsico           President
--------------------------------------------------------------------------------
James G. Gendelman               Vice President and Portfolio Manager
--------------------------------------------------------------------------------
Thomas M.J. Kerwin               EVP, General Counsel, and Secretary
--------------------------------------------------------------------------------
Steven R. Carlson                EVP and Chief Compliance Officer
--------------------------------------------------------------------------------
Neil L. Gloude                   EVP, Chief Financial Officer, and Treasurer
--------------------------------------------------------------------------------

Marsico currently serves as investment sub-adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as Marsico will employ in managing the portion of the Fund's assets allocated to Marsico. This fund and the approximate net assets managed by Marsico are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
Columbia Marsico Global Fund                         $53.10 million*
--------------------------------------------------------------------------------
Harbor Global Growth Fund                            $33.19 million
--------------------------------------------------------------------------------
Marsico Global Fund                                  $77.11 million
--------------------------------------------------------------------------------


                    INFORMATION ABOUT NUMERIC INVESTORS LLC

Numeric Investors LLC ("Numeric"), a Delaware limited liability company located at 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210, is an investment adviser registered under the Advisers Act. Numeric is a wholly owned subsidiary of Numeric Midco LLC, which is wholly-owned by Numeric Holdings LLC, both Delaware limited liability companies. Numeric Holdings LLC is owned by certain senior employees and a private equity partner, TA Associates, Inc. As of April 30, 2014, Numeric had approximately $14.3 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of Numeric.

-----------------------------------------------------------------------------------------------
NAME                   TITLE                               ADDRESS
-----------------------------------------------------------------------------------------------
Langdon Wheeler        Chairman of Board of Directors      25 Spray Rock Road
                                                           Westerly, RI 02891
-----------------------------------------------------------------------------------------------
Michael Wilson         Director                            200 Clarendon Street, 56th Floor
                                                           Boston, MA 02116
-----------------------------------------------------------------------------------------------
P. Andrews McLane      Director                            200 Clarendon Street, 56th Floor
                                                           Boston, MA 02116
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NAME                   TITLE                               ADDRESS
-----------------------------------------------------------------------------------------------
Peter Carman           Director                            1010 Washington Boulevard
                                                           Stamford, CT 06831
-----------------------------------------------------------------------------------------------
Michael Even           Chief Executive Officer &           470 Atlantic Avenue, 6th Floor
                       President                           Boston, MA 02210
-----------------------------------------------------------------------------------------------
Richard Hanna          Chief Financial Officer             470 Atlantic Avenue, 6th Floor
                                                           Boston, MA 02210
-----------------------------------------------------------------------------------------------
Robert Furdak          Chief Investment Officer &          470 Atlantic Avenue, 6th Floor
                       Director of Portfolio Management    Boston, MA 02210
-----------------------------------------------------------------------------------------------
Shanta Puchtler        Chief Investment Officer &          470 Atlantic Avenue, 6th Floor
                       Director of Research                Boston, MA 02210
-----------------------------------------------------------------------------------------------
Dunyelle Rosen         Chief Compliance Officer &          470 Atlantic Avenue, 6th Floor
                       Regulatory Counsel                  Boston, MA 02210
-----------------------------------------------------------------------------------------------

Numeric currently does not advise any other mutual fund with a similar investment objective as the Fund.

                     INFORMATION ABOUT OFI STEELPATH, INC.

OFI SteelPath, Inc. ("OFI SteelPath"), located at 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201, is an investment adviser registered under the Advisers Act. OFI SteelPath is a successor to SteelPath Capital Management, LLC and SteelPath Fund Advisors, LLC, which were established in 2004 and 2009, respectively. OFI SteelPath is a wholly-owned subsidiary of OppenheimerFunds, Inc., and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles. As of April 30, 2014, OFI SteelPath had approximately $[XX] in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of OFI SteelPath. Except as noted below, the principal business address of each principal executive officer and member of OFI SteelPath is 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201.

--------------------------------------------------------------------------------
NAME                             TITLE
--------------------------------------------------------------------------------
Arthur P. Steinmetz              President & Director
--------------------------------------------------------------------------------
Darren A. Walsh                  Director
--------------------------------------------------------------------------------
David M. Pfeffer                 Director & CFO
--------------------------------------------------------------------------------
Mary Ann Picciotto               Chief Compliance Officer
--------------------------------------------------------------------------------
Arthur S. Gabinet                General Counsel
--------------------------------------------------------------------------------
Kristie M. Feinberg              Treasurer
--------------------------------------------------------------------------------
Janette Aprilante                Secretary
--------------------------------------------------------------------------------
Brian T. Hourihan                Assistant Secretary
--------------------------------------------------------------------------------
Stuart Cartner                   Senior Vice President
--------------------------------------------------------------------------------
Gabriel A. Hammond               Senior Vice President
--------------------------------------------------------------------------------
Brian D. Watson                  Senior Vice President
--------------------------------------------------------------------------------
Robert H. Coble                  Vice President
--------------------------------------------------------------------------------
Erin P. Moyer                    Vice President
--------------------------------------------------------------------------------
John L. Schlobohm                Vice President
--------------------------------------------------------------------------------
Sean D. Wells                    Vice President
--------------------------------------------------------------------------------
Collin R. McAvoy                 Assistant Vice President
--------------------------------------------------------------------------------
Mark A. Swaringen                Assistant Vice President
--------------------------------------------------------------------------------
Patricio Torres                      Assistant Vice President
--------------------------------------------------------------------------------

OFI SteelPath currently serves as investment adviser or sub-adviser to the following mutual funds and employs substantially similar investment strategies in managing the assets of such fund allocated to it as OFI SteelPath will employ in managing the portion of the Fund's assets allocated to OFI SteelPath. These Funds and the approximate net assets managed by OFI SteelPath are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
Oppenheimer SteelPath MLP Alpha Fund                  $3,886,375,524
--------------------------------------------------------------------------------
Oppenheimer SteelPath MLP Alpha Plus Fund               $249,811,839
--------------------------------------------------------------------------------
Oppenheimer SteelPath MLP Income Fund                 $3,739,245,942
--------------------------------------------------------------------------------
Oppenheimer SteelPath MLP Select 40 Fund              $2,892,246,367
--------------------------------------------------------------------------------
Oppenheimer SteelPath Master MLP Fund, LLC                $2,082,575
--------------------------------------------------------------------------------
[Sub-advised Fund 1]                                     $61,834,584
--------------------------------------------------------------------------------
[Sub-advised Fund 2]                                     $87,770,810
--------------------------------------------------------------------------------

             INFORMATION ABOUT PARAMETRIC PORTFOLIO ASSOCIATES LLC

Parametric Portfolio Associates LLC ("Parametric"), a Delaware limited liability company located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, is an investment adviser registered under the Advisers Act. Eaton Vance Corp. (NYSE: EV), through its wholly-owned subsidiaries Eaton Vance Acquisitions and EVA Holdings LLC, maintains voting control of Parametric and Profit and Capital interests of 92% and 97%, respectively. Former and current employees of Parametric and its wholly-owned subsidiary, Parametric Risk Advisors LLC, through ownership in Parametric Portfolio LP, maintain an indirect Profit and Capital ownership interest in Parametric of 8% and 3%, respectively. As of April 30, 2014, Parametric had approximately $122.6 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of Parametric. Except as noted below, the principal business address of each principal executive officer and member of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101.

---------------------------------------------------------------------------------------------------------
NAME                       TITLE
---------------------------------------------------------------------------------------------------------
Brian Langstraat           Chief Executive Officer, Parametric Portfolio Associates LLC
---------------------------------------------------------------------------------------------------------
David Stein                Chief Investment Officer -- Seattle Investment Center, Parametric Portfolio
                           Associates LLC
---------------------------------------------------------------------------------------------------------
Aaron Singleton            Chief Financial Officer, Parametric Portfolio Associates LLC
---------------------------------------------------------------------------------------------------------
Christine Smith            Chief Administrative Officer, Parametric Portfolio Associates LLC
---------------------------------------------------------------------------------------------------------

Parametric currently does not advise any other mutual fund with a similar investment objective as the Fund.

                 INFORMATION ABOUT PHOCAS FINANCIAL CORPORATION

Phocas Financial Corporation ("Phocas"), a California corporation located at 980 Atlantic Avenue, Suite 106, Alameda, California 94501, is an investment adviser registered under the Advisers Act. Phocas, established in 2005, is employee-owned. As of April 30, 2014, Phocas had approximately $1.3 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of Phocas. Except as noted below, the principal business address of each principal executive officer and member of Phocas is 980 Atlantic Avenue, Suite 106, Alameda, California 94501.

--------------------------------------------------------------------------------
NAME                          TITLE
--------------------------------------------------------------------------------
William Schaff                CEO & President
--------------------------------------------------------------------------------
Steve Block                   Portfolio Manager
--------------------------------------------------------------------------------
James Murray                  Portfolio Manager
--------------------------------------------------------------------------------
Kevin Granger                 Portfolio Manager
--------------------------------------------------------------------------------

William Schaff, Steve Block and James Murray each own, of record or beneficially, 10% or more of Phocas' outstanding voting securities.

Phocas currently serves as investment sub-adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as Phocas will employ in managing the portion of the Fund's assets allocated to Phocas. This fund and the approximate net assets managed by Phocas are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
Frontegra Phocas Small Cap Value Fund                  $22.2 Million
--------------------------------------------------------------------------------


               INFORMATION ABOUT STRATEGIC INCOME MANAGEMENT, LLC

Strategic Income Management, LLC ("SiM"), a Washington limited liability company located at 720 Olive Way, Suite 1675, Seattle, Washington 98101, is an investment adviser registered under the Advisers Act. SiM, established in 2005, is employee-owned. As of April 30, 2014, SiM had approximately $818.1 million in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of SiM.

--------------------------------------------------------------------------------
NAME                       TITLE           ADDRESS
--------------------------------------------------------------------------------
Randall                    CEO             25164 S Kingston Rd NE
Yoakum II                                  Kingston, WA 98346
--------------------------------------------------------------------------------
Gary                       CIO             7450 Corliss Ave N
Pokrzywinski                               Seattle WA 98103
--------------------------------------------------------------------------------
Tim Black                  COO             1409 39(th) Ave E
                                           Seattle, WA 98112
--------------------------------------------------------------------------------

SiM currently serves as investment sub-adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as SiM will employ in managing the portion of the Fund's assets allocated to SiM. This fund and the approximate net assets managed by SiM are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
American Beacon SiM High Yield                        $627.7 million
Opportunities Fund
--------------------------------------------------------------------------------


            INFORMATION ABOUT THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, Inc. ("TIM"), a Delaware corporation located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, is an investment adviser registered under the Advisers Act. TIM was incorporated in Delaware in 1982 and is an independent, employee-owned organization. As of December 31, 2013, thirty-seven of the firm's professionals (approximately 15% of the firm's employees) share in the ownership of the firm, sixteen of whom are investment professionals. TIM has both voting and non-voting shares. Garrett Thornburg owns 100% of the voting shares and 39% of the non-voting shares, representing 39% of all equity interests. Other TIM employees, in aggregate, own 26% of the equity interests. The remaining 35% is held by employee family trusts and employee family members. As of April 30, 2014, TIM had approximately $89.2 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of TIM.

--------------------------------------------------------------------------------
NAME           TITLE                           ADDRESS
--------------------------------------------------------------------------------
Garrett        Chairman and Sole Director      978 Thunderbird CT, Santa Fe, New
Thornburg                                      Mexico 87501
--------------------------------------------------------------------------------

TIM currently serves as investment sub-adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as TIM will employ in managing the portion of the Fund's assets allocated to TIM. This fund and the approximate net assets managed by TIM are as follows:

--------------------------------------------------------------------------------
                                                        APPROXIMATE
FUND NAME                                                NET ASSETS
                                                   (AS OF APRIL 30, 2014)
--------------------------------------------------------------------------------
Thornburg Global Opportunities Fund                   $909.9 million
--------------------------------------------------------------------------------

                   INFORMATION ABOUT TURNER INVESTMENTS, L.P.

Turner Investments, L.P. ("Turner"), a Pennsylvania limited partnership located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312-2414, is a 100% employee-owned investment adviser registered under the Advisers Act. As of April 30, 2014, Turner had approximately $4.4 billion in assets under management.(3)

Listed below are the names, titles and addresses of each principal executive officer, director and general partner of Turner. Except as noted below, the principal business address of each principal executive officer and member of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312-2414.

--------------------------------------------------------------------------------
NAME                            TITLE
--------------------------------------------------------------------------------
Stephen Negrotti                President, Chief Executive Officer
--------------------------------------------------------------------------------
Mark D. Turner                  Senior Portfolio Manager, Founder
--------------------------------------------------------------------------------
Robert E. Turner                Chairman; Chief Investment Officer, Founder
--------------------------------------------------------------------------------
Christopher K. McHugh           Senior Portfolio Manager, Founder
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Funds' administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Funds' distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. For the most recent fiscal year ended October 31, 2013, the Funds paid the following administration fees:

--------------------------------------------------------------------------------
FUND                                          ADMINISTRATION FEES PAID
--------------------------------------------------------------------------------
Global Public Equity Fund                     $464,377
--------------------------------------------------------------------------------
Income Opportunities Fund                     $96,721
--------------------------------------------------------------------------------
Public Alternatives Fund                      $240,903
--------------------------------------------------------------------------------
Real Assets Funds                             $91,893
--------------------------------------------------------------------------------


----------
(3) At a quarterly in-person meeting of the Board held on May 13, 2014, the Board approved the termination of Turner as a sub-adviser to the Cornerstone Advisors Public Alternatives Fund.

                         PAYMENT OF EXPENSES


Cornerstone will pay the expenses of the preparation, printing and mailing of this information statement.
These expenses are expected to be approximately $[XX].

                     COMMISSIONS PAID TO AFFILIATED BROKERS

During the Funds' most recently completed fiscal year ended October 31, 2013, the Funds did not pay any commissions to any affiliated brokers.

                         BENEFICIAL OWNERSHIP OF SHARES

As of [Date], the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Funds. On that date, the Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

 o CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND - INSTITUTIONAL CLASS SHARES

        NAME AND ADDRESS               NUMBER OF SHARES               PERCENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 o CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND - INSTITUTIONAL CLASS SHARES

        NAME AND ADDRESS               NUMBER OF SHARES               PERCENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  o CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND - INSTITUTIONAL CLASS SHARES

        NAME AND ADDRESS               NUMBER OF SHARES               PERCENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      o CORNERSTONE ADVISORS REAL ASSETS FUND - INSTITUTIONAL CLASS SHARES

        NAME AND ADDRESS               NUMBER OF SHARES               PERCENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

                         ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Funds' annual report for the fiscal year ended October 31, 2013, shareholders of the Funds may call 1-888-762-1442 or write to the Funds at: Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds' proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                                 EXHIBIT INDEX

(a) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. ("Cornerstone") and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(b) Investment Sub-Advisory Agreement between Cornerstone and Allianz Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(c) Investment Sub-Advisory Agreement between Cornerstone and AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives Fund

(d) Investment Sub-Advisory Agreement between Cornerstone and BlackRock Investment Management, Inc., relating to the Cornerstone Advisors Real Assets Fund

(e) Investment Sub-Advisory Agreement between Cornerstone and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund

(f) Investment Sub-Advisory Agreement between Cornerstone and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(g) Investment Sub-Advisory Agreement between Cornerstone and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(h) Investment Sub-Advisory Agreement between Cornerstone and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(i) Investment Sub-Advisory Agreement between Cornerstone and Harris Associates
L. P., relating to the Cornerstone Advisors Global Public Equity Fund

(j) Investment Sub-Advisory Agreement between Cornerstone and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund

(k) Investment Sub-Advisory Agreement between Cornerstone and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund

(l) Investment Sub-Advisory Agreement between Cornerstone and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(m) Investment Sub-Advisory Agreement between Cornerstone and Numeric Investors, LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(n) Investment Sub-Advisory Agreement between Cornerstone and OFI SteelPath, Inc., relating to the Cornerstone Advisors Income Opportunities Fund

(o) Investment Sub-Advisory Agreement between Cornerstone and Parametric Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(p) Investment Sub-Advisory Agreement between Cornerstone and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund

(q) Investment Sub-Advisory Agreement between Cornerstone and Strategic Income Management, LLC, relating to the Cornerstone Advisors Income Opportunities Fund

(r) Investment Sub-Advisory Agreement between Cornerstone and Thornburg Investment Management Inc, relating to the Cornerstone Advisors Global Public Equity Fund

(s) Investment Sub-Advisory Agreement between Cornerstone and Turner Investments, L.P., relating to the Cornerstone Advisors Global Public Equity Fund and the Cornerstone Advisors Public Alternatives Fund(4)


----------
(4) At a quarterly in-person meeting of the Board held on May 13, 2014, the Board approved the termination of Turner as a sub-adviser to the Cornerstone Advisors Public Alternatives Fund